SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 23, 2003

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA 94588 (Address of Principal Executive Offices) (Zip Code)

(925) 241-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Press Release dated October 23, 2003, entitled "E-LOAN, Inc. Reports Revenues and Profit in Third Quarter 2003."
Exhibit 99.2	Slides presented during E-LOAN, Inc. webcast of its third quarter 2003 earnings call made on October 23, 2003.

ITEM 9. REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held October 23, 2003, to discuss E-LOAN, Inc.‘s (the “Company”) announced earnings for the third quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS.

On October 23, 2003, the Company issued a press release announcing third quarter financial results and fiscal year 2003 and 2004 financial guidance (the “Release”). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in this Report being furnished pursuant to Item 9 and Item 12 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: October 23, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 23, 2003, entitled "E-LOAN, Inc. Reports Revenues and 99.1-1 Profit in Third Quarter 2003
99.2	Slides presented during E-LOAN, Inc. webcast of its third quarter 2003 earnings 99.2-1 call made on October 23, 2003.